Exhibit 10.6
FIRST AMENDMENT TO
MASTER CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO MASTER CREDIT AGREEMENT (this “Amendment”) is entered into as of March 1, 2024, by and among GROUP 1 REALTY, INC., a corporation organized under the laws of the State of Delaware; AMR REAL ESTATE HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware; GROUP 1 REALTY NE, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts; G1R CLEAR LAKE, LLC, a limited liability company organized under the laws of the State of Texas; and LHM ATO, LLC, a limited liability company organized under the laws of the State of Utah (individually and collectively, “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

RECITALS

    A.    The Borrower is currently indebted to Bank pursuant to the terms and conditions of (i) that certain Term Note with Draw Period dated as of February 12, 2024 in the original principal amount of $250,000,000.00, executed by the Borrower and payable to the order of Bank (as modified from time to time, the “Note”), and (ii) that certain Master Credit Agreement between the Borrower and Bank dated as of February 12, 2024 (as modified from time to time, the “Credit Agreement”).

    B.    The Borrower is the owner of certain real property and the Borrower has requested that such real property be added as a “Property” under the Credit Agreement, and the Borrower shall deliver one or more Mortgages and Security Agreements to grant the Bank a security interest in such real property.

    C.    In addition to the foregoing, the Borrower and Bank have agreed to certain other changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

    D.    All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment.

    NOW, THEREFORE, with the foregoing recitals incorporated by reference and made a part hereof and intending to be legally bound, the parties hereto agree as follows:

    1.    AMENDMENTS TO CREDIT AGREEMENT.

        1.1    The Maximum Aggregate Amount after giving effect to the this Amendment and the Advances made contemporaneously herewith is ONE HUNDRED THIRTY-FIVE MILLION FOUR HUNDRED TWELVE THOUSAND AND 00/100 DOLLARS ($135,412,000.00).

        1.2    The sixth sentence of Section 1.2(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following sentence: “As of the date hereof, the maximum aggregate principal amount available for borrowing is FORTY-EIGHT MILLION THREE HUNDRED NINETY-SIX THOUSAND AND 00/100 DOLLARS ($48,396,000.00) (as increased or decreased from time to time pursuant to this Section 1.2 or Section 1.5, the “Initial Aggregate Amount”).”

1.3    Exhibit 1.2.4 to the Credit Agreement is hereby deleted in its entirety and the attached new Exhibit 1.2.4 is hereby substituted in lieu thereof.

        1.4    Exhibit 1.4 to the Credit Agreement is hereby deleted in its entirety and the attached new Exhibit 1.4 is hereby substituted in lieu thereof.

    2.    EFFECTIVENESS CONDITIONS. The effectiveness of this Amendment is subject to the fulfillment to Bank’s satisfaction of all of the following conditions:

Exhibit 10.6

2.1    Execution of this Amendment by all parties hereto.

2.2    Borrower shall have delivered a Deed of Trust and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 15943 Gulf Freeway, Webster, Harris County, Texas 77598 and 15951 Gulf Freeway, Webster, Harris County, Texas 77598.

2.3    Borrower shall have delivered a Deed of Trust and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 7330 Hawkins Center Drive, Benbrook, Tarrant County, Texas 76126.

2.4    Borrower shall have delivered a Deed of Trust and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 6445 SW Freeway, Houston, Harris County, Texas 77074.

2.5    Borrower shall have delivered a Deed of Trust and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 1302 South Loop 289, Lubbock, Lubbock County, Texas 79412.

2.6    Bank shall have received a Reaffirmation of Guaranty from GROUP 1 AUTOMOTIVE, INC.

2.7    Bank shall have received a Guaranty Agreement from GPI TX-SBIV, Inc.

2.8    Bank shall have received a Guaranty Agreement from GPI TX-DMII, Inc.

2.9    Bank shall have received a Guaranty Agreement from GPI TX-AII, Inc.

2.10    Bank shall have received a Guaranty Agreement from McCall-F, Inc.

2.11    Bank shall have received a Guaranty Agreement from Lubbock Motors-GM, Inc.

2.12    Payment by the Borrower of the ratable Loan Fee due in connection with this Amendment, in the amount of $435,080.00.

2.13    Bank shall have received all additional documents which may be required in connection with this Amendment.

    3.    FULL FORCE AND EFFECT. Except as specifically provided herein, all terms and conditions of the Credit Agreement and Note remain in full force and effect, without waiver or modification.

    4.    REAFFIRMATION. The Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein and in the other Loan Documents. Borrowers further certify that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

    5.    COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed an original.

6.    GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts of law or choice of law principles thereof.

(Remainder of page intentionally left blank; signatures on following page)

Exhibit 10.6

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

GROUP 1 REALTY, INC., a Delaware corporation By: ________________________ Daniel J. McHenry, President	GROUP 1 REALTY NE, LLC, a Massachusetts limited liability company By: Group 1 Realty, Inc., its Sole Member By: ________________________ Daniel J. McHenry, President
AMR REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By: Group 1 Realty NE, LLC, its Sole Member

By: Group 1 Realty, Inc., its Sole Member

By: ________________________
Daniel J. McHenry, President
G1R CLEAR LAKE, LLC, a Texas limited liability company By: Group 1 Realty, Inc., its Sole Member By: ________________________ Daniel J. McHenry, President
LHM ATO, LLC, a Utah limited liability company By: GPI NM-T, Inc., its Sole Member By: ________________________ Daniel J. McHenry, President	WELLS FARGO BANK, NATIONAL ASSOCIATION By:___________________________ Chad McNeill, Director

Exhibit 10.6
EXHIBIT 1.2.4

PROPERTIES AFTER GIVING EFFECT TO THE FIRST AMENDMENT TO MASTER CREDIT AGREEMENT

Property	Release Price (lesser of cost or appraised value)	Loan Allocation Amount
16600, 16620, and 16700 Governor Bridge Road, Bowie, Prince George’s County, Maryland 20716	$14,600,000.00	$11,680,000.00
6100 Annapolis Road, Greater Landover, Prince George’s County, Maryland 20784	$5,325,000.00	$4,260,000.00
9701, 9722 & 9724 Reisterstown Road, Owings Mills, Baltimore County, Maryland 21117	$11,320,000.00	$9,056,000.00
6500 Capitol Drive, Greenbelt, Prince George’s County, Maryland 20770	$23,500,000.00	$18,800,000.00
10301 Southard Drive, Beltsville, Prince George’s County, Maryland 20705	$3,650,000.00	$2,920,000.00
9533, 9521, and 9523 Baltimore Avenue, College Park, Prince George’s County, Maryland 20740	$2,800,000.00	$1,680,000.00
15943 Gulf Freeway and 15951 Gulf Freeway, Webster, Harris County, Texas 77598	$57,500,000.00	$46,000,000.00
7330 Hawkins Center Drive, Benbrook, Tarrant County, Texas 76126	$20,000,000.00	$16,000,000.00
6445 SW Freeway, Houston, Harris County, Texas 77074	$23,170,000.00	$18,536,000.00
1302 South Loop 289, Lubbock, Lubbock County, Texas 79412	$8,100,000.00	$6,480,000.00

Exhibit 10.6
EXHIBIT 1.4

GUARANTORS AFTER GIVING EFFECT TO THE FIRST AMENDMENT TO MASTER CREDIT AGREEMENT

GROUP 1 AUTOMOTIVE, INC.
GPI MD-T, LLC
GPI MD-K, LLC
GPI MD-HII, LLC
GPI MD-H GREENBELT, LLC
GPI MD-HY, LLC
GPI TX-SBIV, INC.
GPI TX-DMII, INC.
GPI TX-AII, INC.
MCCALL-F, INC.
LUBBOCK MOTORS-GM, INC.